UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2014

Graham Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8462	16-1194720
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Florence Avenue, Batavia, New York	14020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 21, 2014, Graham Corporation (the “Company”) provided written notice to the NYSE MKT LLC (the “NYSE MKT”) that the Company intends to voluntarily transfer the listing of its common stock, par value $.10 (the “Common Stock”), to the New York Stock Exchange (the “NYSE”). The Common Stock has been approved for listing on the NYSE. The Company expects the Common Stock to begin trading on the NYSE on May 2, 2014 under its current ticker symbol “GHM”. Until the transfer is completed, the Common Stock will continue to trade on the NYSE MKT.

A copy of the Company’s press release announcing the transfer of the listing of its Common Stock to the NYSE is attached to this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Graham Corporation Press Release dated April 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Dated: April 21, 2014	By:	/s/ Jeffrey F. Glajch
Jeffrey F. Glajch
Vice President - Finance & Administration and
Chief Financial Officer